CHARTWELL DIVIDEND AND INCOME FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED November 30, 2002

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund’s [the “Fund”] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

High-Yield Corporate Bonds

High-yield corporate bonds are non-investment grade corporate debt obligations rated “Ba1” or lower by Moody’s Investors Service, Inc. or “BB+” or lower by Standard and Poor’s Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

Convertible Securities

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock’s performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

Common stock

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

LETTER TO SHAREHOLDERS

Dear Shareholders,

The year 2002 again saw broad declines in equity markets around the world. The second and third quarters were particularly damaging for investors in common stocks. Corporate accounting scandals, federal indictments, weak corporate earnings, threats of terrorism and an impending war with Iraq all weighed heavily on the stock and bond markets. As a result, investors saw the broad market averages hit multi-year lows in early October. The rebound in the last few weeks of the fiscal year recouped only a small percentage of the earlier setbacks. Consequently, most equity investors experienced their third consecutive year of declining share values. The Fund ended, its fiscal year at a stock price of $7.27, a discount of 2.68% to the NAV of $7.47. During this very volatile 12-month period, the stock price exhibited a wide range, trading as high as $12.48 and as low as $6.42. The Fund split its assets between high yield bonds and higher yielding equities. As such, the return of the fund will be a mixture of those two asset classes. For the fiscal year ending November 30, 2002 the S&P 500 equity index had a total return of -16.5%. The Merrill Lynch High Yield index returned -3.3%. The net asset value (NAV) return for the Fund was -13.50%. Total market return to shareholders for the fiscal year was -22.12%. At year end 2001, the Fund was trading at a premium to NAV of 8.1%, versus a 2.68% discount at the end of fiscal year 2002. This negatively impacted market returns.

In an environment of weak economic growth and disappointing equity returns, your Board of Directors made several changes which we believe should enhance long-term capital stability for the Fund’s shareholders. In June 2002, we reduced the monthly distribution to $0.0833 per share in order to better align the Fund’s distribution policy with its net asset value and because the Fund’s distributions have exceeded its Net Investment Income. Effective July 1, 2002, Chartwell Investment Partners, the Fund’s investment manager, reduced the investment management fee from 0.95% to 0.85% of the Fund’s managed assets. Also in July, the Fund’s manager reduced the leverage in the Fund from $60 million to $50 million. Lastly, in October, 2002, we completed a transition in the Fund’s administration to SEI Global Funds Services. We are confident that over time these initiatives will help reduce operating expenses and strengthen long-term shareholder value.

As we look out into 2003, we are optimistic. Conditions exist which should support higher equity markets: low interest rates and inflation, ample liquidity and the prospect of higher corporate profits. With expectations and valuations now at more reasonable levels, there is room for a return of investor confidence

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

in the markets. We thank you for your continuing support of our portfolio management team and the Chartwell Dividend and Income Fund.
Sincerely,

Winthrop S. Jessup

Partner
Chartwell Investment Partners

Bernard P. Schaffer

Portfolio Manager

Leslie M. Varrelman

Portfolio Manager

Portfolio Management Team

Bernard P. Schaffer

Portfolio Manager
Equity

Doster J. Esh

Portfolio Analyst
Equity and Convertible Securities

Leslie M. Varrelman

Portfolio Manager
Fixed Income

Christine F. Williams

Portfolio Manager
Fixed Income

Andrew S. Toburen

Portfolio Manager
Fixed Income

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

FIXED INCOME RESULTS

Fixed Income Results

High yield corporate bonds turned in negative performance in 2002, with the Merrill Lynch High Yield Cash Pay Index returning -3.29% for the year ending November 30th. The high yield portion of the fund outperformed the index, returning -0.52%.

The first half of the year was markedly different from the second half. Spreads (i.e. the yield premium versus a Treasury security) tightened 99 basis points for the six months ending May 31, 2002. High yield bonds outperformed treasury bonds during this period. However by mid year, investors questioned the strength of the economic recovery and had their confidence shaken by numerous cases of corporate accounting fraud. Spreads proceeded to widen 143 basis points and returns were negative despite a decline in interest rates. Recently, these yield spreads have narrowed from their October peak, but remain wide as compared to their historical averages.

High Yield Premium Over Treasuries (“Spread”)

Source: Merrill Lynch, Bloomberg, through 11/30/02

Default rates trended steadily lower in 2002 to 8.7% as of November 30, 2002, which is still an extraordinarily high rate by historical standards. The mild economic recovery, low interest rates, and lower new issuance in recent years have contributed to the decline in default rates.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

High Yield Default Rates

(Year ending November 30, Source: Moody’s)

High Yield Default Rates, Latest 12 months

(Source: Moody’s)

In general, lower quality issuers outperformed higher quality issuers. Broadcasting, Energy, and Gaming were among the best performing sectors. Telecommunications, Cable TV, and Utilities underperformed. The Fund’s top performing fixed income investments were MDC Corporation, North American Van Lines, and Royal Caribbean Cruises. The Fund’s worst performing positions were in AES, Calpine, and Charter Communications.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

High Yield Sector Performance

(11/30/01-11/30/02, source: Merrill Lynch)

Outlook

We are optimistic about the outlook for high yield bonds. The Federal Reserve has aggressively cut the fed funds rate over the past two years, and current rates are at historical lows. On November 30th, the Ten-Year Treasury yield was 4.22%. We believe investors looking for more current income will find the high yield market’s 12.08% yield attractive. In addition, default rates have declined steadily since January, and are forecasted by Moody’s to fall further over the next year. Market technicals are strong as high yield mutual fund inflows should approach $10 billion in 2002. The wildcard in our outlook is the economy, which we believe to be slowly expanding.

It is important to note that the composition of the high yield bond market changed considerably in 2002 due to a large number of “fallen angels”. These formerly investment grade issuers (that have been downgraded to high yield) tend to have bonds with lower coupons, lower dollar prices, longer maturities, and limited covenants. The three largest high yield issuers today (Quest, Tyco, and The Williams Companies) were among 2002’s fallen angels. We believe this creates opportunities for managers such as ourselves who emphasize fundamental credit research. We continue to focus our research efforts on issuers that generate steady free cash flow after debt service and capital expenditures. Our goal for the fixed income portion of the Fund is to provide consistent returns by capturing high yield’s excess income while minimizing principal losses.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

EQUITY RETURNS

The fiscal year ending November 30, 2002 witnessed a third consecutive decline in the broad stock market as measured by the S&P 500. As you will see in the table above, the major indices that investors track were down substantially. The stocks of large companies that are considered premier franchises such as General Electric and Citigroup were among the hardest hit. Technology and telecommunications companies continued to see results and expectations fall. Accounting fraud and corporate malfeasance torpedoed many former behemoths, such as Tyco, Global Crossing and WorldCom. Industry sectors that did better than others included regional banks, paper companies and REITs. Fortunately, the Fund held several of these issues, including KeyCorp Bank and MeadWestvaco, a paper company, and Healthcare Realty Trust. The companies that cable news programs and investment magazines criticized as behind the times, commodity-like and backwards in 2000, were among a few winners in 2002.

The common stock performance in the Fund was roughly in-line with the broader markets before the use of covered calls. The Fund uses covered calls, also known as buy-writes, to supplement the income component of our returns. Including the premiums from our option program, the losses in the common stock portion of the Fund were reduced substantially. Please see our section on covered writing for more information. Excluding the proceeds from option premiums, returns were -15.3%. Including option proceeds reduces the result to -10.6%. Among the best sectors in the Fund were financials and consumer cyclicals. The worst were technology and telecommunications. Some of our best and worst performing stocks are highlighted below.

Top Performing Common Stocks

Fleet Boston – FBF has dominant franchises in two geographically diverse commercial banking markets – New England and South America. The company has made progress resolving its credit and currency operational issues in both the United States and abroad. We bought the stock near the bargain price of 1.2x book value, and anticipate steady improvements in its results.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

St. Paul Group – SPC provides property and casualty insurance in a variety of large and small commercial enterprises throughout the United States. The stock fell when they settled a large asbestos lawsuit. We recognized St. Paul as an improving franchise under a new CEO during a period of rising prices for insurance.

Bottom Performing Common Stocks

Household International – HI’s primary business is providing mortgage loans and other financing to middle-income borrowers. HI’s business practices faced a barrage of controversy and pressure from both consumer groups and various State Attorneys General. Ultimately, they were forced to sell to HSBC, the United Kingdom’s biggest bank at a relatively low price. We continue to hold a position pending the completion of the deal.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Wyeth Labs – WYE researches, manufactures and distributes major prescription and over the counter drugs to treat a variety of diseases and ailments, including Effexor (depression), Enbrel (rheumatoid arthritis), Protonix (ulcers) and Prevnar (antibiotic). The stock fell precipitously when the Company’s hormone replacement therapy, Premarin, came under regulatory scrutiny. We believe these this issue will moderate over time and that Wyeth has among the best new product pipelines and greatest upside in the industry. We continue to hold the stock.

Outlook going forward

The outlook for 2003 is that geopolitical issues may dominate the headlines, but our overall attitude is positive. Currently, the world is worried about war in Iraq and nuclear problems with North Korea. Continued difficulties in the European and Japanese economies also seem likely to persist. Despite the difficulties, business in the U.S. will go on and there are some sure signs of strength. Corporate balance sheets are stronger than they have been in some time. Despite a slow Christmas season, consumer spending growth was solid in 2002, especially in housing and auto related areas. In addition, tax reform aimed at eliminating or reducing the double-taxation of dividends is a very positive development. This

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

tax proposal, combined with general economic improvement, should help stabilize the bond and stock markets.

The biggest drivers of the stock market are earnings and valuation. Earnings have been very depressed over the past two years, and in response corporations are cutting costs and enhancing productivity. Companies are also focused on reducing debt, which is a very positive trend. In addition, business spending on inventories, plant and equipment has been depressed for the past two years. It is likely that increased business spending will lead to improved profit potential for the entire economy starting this year or early next. Further, stock valuations are cheap by a variety of methods. Comparing the dividend yield of the S&P 500 and the 10-year Treasury bond show a positive relationship that has not been in place for many years. The S&P 500 has had three years of negative performance, and the last time this occurred was 1939-1941. Only once has it had four years of negative performance, in 1929-1933 – and we are not in a depression! While we have positioned the portfolio in a conservative manner that focuses primarily on income, we cannot help but believe 2003 will be a good year for equity investors if the geopolitical risks associated with crisis in Iraq and Korea are resolved favorably.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

UTILITY RESULTS

Utilities continue to have poor performance. Energy marketing and trading continues to be a declining business characterized by falling profit margins and high debt levels. In addition to overcapacity and pressure from rating agencies, utilities engaged in trading activities have come under tremendous scrutiny for the way they price their products. Stocks such as El Paso, Williams, Texas Utilities and Allegheny Energy all suffered in this environment and hurt the Fund’s performance.

There were some bright spots in the utility portfolio. Exelon Corporation, the power company serving much of Illinois and Pennsylvania, did very well, coming off low valuations and benefiting from better uptime at their power plants. KeySpan Corporation also did quite well, serving the Long Island and New York City areas. Kinder Morgan Energy also proved a robust investment for the Fund by running their vast pipeline assets without getting involved in the controversial portions of the business.

Our expectation that utility valuations would improve was pre-mature. Power prices and “spark spreads” are still very low due to overcapacity of power production and low industrial demand. Going forward, the investment picture is mixed. Valuations are attractive for many companies with non-traditional businesses. However, balance sheets are still suspect in many cases and some portions of the U.S. face overcapacity of competitive power production which will likely keep power prices low. We have decided to maintain a moderate utility weight in the Fund in recognition of the attractive yields and moderate upside potential. There are clearly very compelling values within the group, however the risks must be dealt with. Because of this we are concentrating heavier weights on those utilities with largely regulated earnings while maintaining smaller weights in a handful of high-yielding utilities with more potential volatility.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

REAL ESTATE INVESTMENT TRUSTS

Shares of Real Estate Investment Trusts (“REITs”) provided positive returns in a challenging investment environment. Fueled by strong cash flows, high dividend yields and the perception of being less exposed to the problems of the overall stock market, these stocks are attractive to many investors. In past years, some institutional and mutual fund mangers have avoided REITs because of their concentration on real estate and unique corporate structures. Now it appears that many fund mangers and individual investors are more open to REITs, which we expect to continue. However, it is possible that they will not appreciate much beyond current levels, as they trade near the value of their underlying real estate. Also, occupancy across all sectors of real estate is falling, putting pressure on earnings. Further, if Congress eliminates or reduces the double-taxation of dividend income, then REITs will look relatively less attractive, since they are already tax-advantaged entities. We hold a select list of REITs because we believe they represent quality stocks with high yields, but are not overly bullish on the group as a whole.

Among our best REITs were Healthcare Realty Trust, Prologis and Hospitality Properties Trust. Weak performers were BRE Realty and Reckson Associates.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Utilization of Leverage

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 2002, the Fund had $50 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody’s Investors Service, Inc./ Standard & Poor’s Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund’s gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the Fund’s Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s net asset value will reflect the full decline in the price of the portfolio’s investments, since the value of the Fund’s Commercial Paper does not fluctuate. In addition to the decline in net asset value, the market value of the Fund’s Common Stock may also decline.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS
		Market
	Number of	Value
	Shares	(Note 1)
COMMON STOCK— 67.0%

Automotive—0.6%

General Motors Corporation	20,000	$794,000

Banks—9.5%

Amsouth Bancorporation	50,760	967,993

Bank of America Corporation	11,000	770,880

BB&T Corporation	20,000	759,800

Citigroup, Inc.	49,336	1,918,184

Comerica, Inc.	40,570	1,920,178

Fleet Boston Financial Corporation	76,600	2,078,158

Keycorp	71,370	1,862,043

PNC Financial Services Group	8,250	348,150

Synovus Financial Corporation	40,000	833,200

		11,458,586

Chemicals—0.9%

E.I. Dupont De Nemours & Company	25,000	1,115,500

Communications—0.4%

SBC Communications, Inc.	16,860	480,510

Electrical Services—4.0%

Cinergy Corporation	34,800	1,127,520

DQE, Inc.	60,000	882,000

Duke Energy Corporation	43,168	852,136

Exelon Corporation	28,155	1,413,099

Progress Energy, Inc.	12,000	504,000

		4,778,755

Financial Services—5.1%

Alliance Capital Management Holding Limited	75,000	2,623,500

Fannie Mae	55,300	3,486,665

		6,110,165

Food, Beverage & Tobacco—4.7%

General Mills, Inc.	21,000	937,020

H J Heinz Company	30,000	1,044,600

Loews Corporation-Carolina Group	74,430	1,377,699

Philip Morris Companies, Inc.	60,700	2,289,604

		5,648,923

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Number of	Value
	Shares	(Note 1)
COMMON STOCK (continued)

Gas/Natural Gas—3.9%

Amerigas Partners Limited	15,200	$327,408

KeySpan Corporation	30,000	1,058,700

Kinder Morgan Energy Partners Limited	65,000	2,282,800

Northern Borders Partners Limited	26,600	962,920

		4,631,828

Household Furniture & Fixtures—1.3%

Masco Corporation	75,000	1,512,750

Insurance—6.4%

Ace Limited	76,580	2,611,378

Hartford Financial Services Group	35,800	1,756,348

Saint Paul Companies, Inc.	44,935	1,673,379

Travelers Property Casualty Corporation, Class A	102,390	1,633,121

		7,674,226

Metals—1.5%

Alcoa, Inc.	71,000	1,814,050

Office Furniture & Fixtures—2.1%

Pitney Bowes, Inc.	70,000	2,471,000

Paper & Paper Products—2.4%

International Paper Company	22,000	863,500

Meadwestvaco Corporation	80,000	2,003,200

		2,866,700

Personal Credit Institutions—1.0%

Household International Incorporated	43,440	1,246,728

Petroleum & Fuel Products—4.9%

ConocoPhillips	45,402	2,170,670

Exxon Mobil Corporation	38,000	1,322,400

Occidental Petroleum Corporation	50,000	1,392,500

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Number of	Value
	Shares	(Note 1)
COMMON STOCK (continued)

Petroleum & Fuel Products (concluded)

Teppco Partners Limited	34,800	$943,080

Tri-Union Development Corporation(a)(e)	590	—

Tribo Petroleum Corporation, Private Company, Parent of Tri-union Development(a)(e)	1,000	—

		5,828,650

Pharmaceuticals—3.5%

Abbott Laboratories	33,500	1,466,630

Bristol Myers Squibb Company	32,500	861,250

Wyeth	50,000	1,921,500

		4,249,380

Professional Services—0.8%

Halliburton Company	45,000	945,000

Real Estate*—11.0%

Boston Properties	30,000	1,112,100

BRE Properties, Class A	19,500	599,820

Duke Realty Corporation	108,820	2,720,500

Healthcare Realty Trust, Inc.	62,587	1,922,047

iStar Financial, Inc.	50,000	1,372,500

Prologis	61,400	1,509,212

Reckson Associates Realty Corporation	80,000	1,628,000

SL Green Realty Corporation	74,200	2,353,624

		13,217,803

Retail—0.8%

Sears Roebuck & Company	33,000	914,100

Securities Brokerage/Dealers—0.6%

Morgan Stanley	16,940	766,366

Testing Laboratories—0.4%

Monsanto Company	26,000	457,340

Tools—1.2%

Stanley Works	40,995	1,473,360

Total Common Stock (cost $82,149,466)		80,455,720

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
NON-CONVERTIBLE BONDS—68.7%	Principal	Value
	Amount	(Note 1)

Aerospace & Defense—1.2%

Sequa Corporation 9.000%, 08/01/2009	$1,530,000	$1,507,050

Aircraft—0.3%

Atlas Air, Inc. 10.750%, 08/01/2005	950,000	337,250

Apparel/ Textiles—0.6%

Russell Corporation 9.250%, 05/01/2010	700,000	738,500

Auto Lease—1.1%

Rent-A-Center, Inc., Series D 11.000%, 08/15/2008	1,280,000	1,382,400

Automotive Retail—0.9%

Sonic Automotive, Inc., Series D 11.000%, 08/01/2008	1,000,000	1,055,000

Banks—1.1%

Western Financial 9.625%, 05/15/2012	1,330,000	1,283,450

Broadcasting, Newspapers & Advertising—1.7%

Charter Communications Holdings 10.750%, 10/01/2009	1,480,000	754,800

Nextel Communications 9.375%, 11/15/2009	1,380,000	1,290,300

		2,045,100

Building Construction—5.9%

Atrium Companies, Inc. 10.500%, 05/01/2009	1,230,000	1,211,550

Dayton Superior Corporation 13.000%, 06/15/2009	1,230,000	1,014,750

Integrated Electric Services, Series C 9.375%, 02/01/2009	1,280,000	1,158,400

KB Home 9.500%, 02/15/2011	1,130,000	1,216,163

MMI Products, Series B 11.250%, 04/15/2007	1,180,000	1,091,500

Schuler Homes 9.375%, 07/15/2009	1,280,000	1,337,600

		7,029,963

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Chemicals—1.5%

FMC Corporation 10.250%, 11/01/2009†	$1,130,000	$1,209,100

Lyondell Chemical Company 9.500%, 12/15/2008	630,000	623,700

		1,832,800

Communications—1.1%

International Wire Group 11.750%, 06/01/2005	1,500,000	937,500

Pac-West Telecommunications 13.500%, 02/01/2009	1,000,000	375,000

		1,312,500

Containers & Packaging—0.9%

Pliant Corporation 13.000%, 06/01/2010	1,250,000	1,131,250

Diversified—1.4%

Kansas City Southern 9.500%, 10/01/2008	1,500,000	1,650,000

Electrical Equipment—1.2%

Juno Lighting, Inc. 11.875%, 07/01/2009	1,500,000	1,500,000

Electrical Services—2.0%

AES Corporation 10.250%, 07/15/2006	2,130,000	607,050

Calpine Corporation 8.750%, 07/15/2007	1,330,000	598,500

PSEG Energy Holdings 8.625%, 02/15/2008	1,500,000	1,216,428

		2,421,978

Entertainment—3.8%

Alliance Atlantis 13.000%, 12/15/2009	1,580,000	1,698,500

Intrawest Corporation 9.750%, 08/15/2008	1,430,000	1,447,875

Royal Caribbean Cruises 8.750%, 02/02/2011	1,480,000	1,417,100

		4,563,475

Environmental Services—1.0%

Allied Waste North America, Series B 8.500%, 12/01/2008	1,130,000	1,158,250

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Financial Services—4.7%

American Achievement Corporation, Series B 11.625%, 01/01/2007	$1,130,000	$1,203,450

Americredit Corporation 9.250%, 05/01/2009†	850,000	667,250

Bluewater Finance Limited 10.250%, 02/15/2012	1,080,000	1,020,600

H&E Equipment Finance 11.125%, 06/15/2012†	2,130,000	1,544,250

Madison River Financial 13.250%, 03/01/2010	2,500,000	1,262,500

		5,698,050

Food, Beverage & Tobacco—0.7%

Land O Lakes, Inc. 8.750%, 11/15/2011	1,550,000	891,250

Hotels & Lodging—3.5%

Extended Stay America 9.150%, 03/15/2008	1,480,000	1,450,400

HMH Properties, Inc., Series C 8.450%, 12/01/2008	1,180,000	1,188,850

Resort International Hotel and Casino 11.500%, 03/15/2009	1,680,000	1,512,000

		4,151,250

Household Products—2.0%

Interface, Inc. 10.375%, 02/01/2010	1,380,000	1,362,750

Resolution Performance 13.500%, 11/15/2010	1,000,000	1,090,000

		2,452,750

Machinery—0.5%

Better Minerals & Aggregation 13.000%, 09/15/2009	1,000,000	545,000

Marine Transportation—0.6%

Stena AB 9.625%, 12/01/2012†	670,000	686,750

Medical—1.7%

Healthsouth Corporation 10.750%, 10/01/2008	1,130,000	960,500

Res-Care, Inc. 10.625%, 11/15/2008	1,430,000	1,095,738

		2,056,238

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Metals—2.9%

Euramax International PLC 11.250%, 10/01/2006	$1,250,000	$1,287,500

Intermet Corporation 9.750%, 06/15/2009	1,105,000	988,975

US Can Corportation, Series B 12.375%, 10/01/2010	1,000,000	470,000

Wolverine Tube, Inc. 10.500%, 04/01/2009	680,000	676,600

		3,423,075

Miscellaneous Industrial—0.9%

Foamex Capital Corporation 10.750%, 04/01/2009†	1,430,000	1,036,750

Petroleum & Fuel Products—1.2%

Lone Star Technologies, Series B 9.000%, 06/01/2011	1,000,000	915,000

Tri-Union Development Corporation 12.500%, 06/01/2006(e)	846,000	507,600

Tri-Union Development Corporation, Series AI 12.500%, 06/01/2006(e)	62,500	37,500

		1,460,100

Petroleum Exploration—3.4%

Fronteir Oil Corporation 11.750%, 11/15/2009	1,500,000	1,537,500

Parker Drilling Corporation, Series D 9.750%, 11/15/2006	1,350,000	1,363,500

Vintage Petroleum 9.750%, 06/30/2009	1,080,000	1,134,000

		4,035,000

Printing & Publishing—2.8%

Mail-Well Corporation 9.625%, 03/15/2012†	1,300,000	1,131,000

MDC Corporation, Inc. 10.500%, 12/01/2006	1,000,000	925,000

Vertis, Inc. 10.875%, 06/15/2009	1,230,000	1,266,900

		3,322,900

Real Estate—3.0%

CB Richard Ellis Service 11.250%, 06/15/2011	950,000	859,750

LNR Property Corporation 10.500%, 01/15/2009	1,380,000	1,407,600

WCI Communities, Inc. 10.625%, 02/15/2011	1,320,000	1,293,600

		3,560,950

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Real Estate Investment Trusts—2.2%

Crescent Real Estate 9.250%, 04/15/2009	$1,280,000	$1,320,289

Felcor Lodging LP 9.500%, 09/15/2008	1,330,000	1,369,900

		2,690,189

Retail—6.4%

Autonation, Inc. 9.000%, 08/01/2008	1,130,000	1,192,150

Buffets, Inc. 11.250%, 07/15/2010†	1,180,000	1,103,300

Fleming Companies, Inc. 9.875%, 05/01/2012	1,480,000	910,200

Mothers Work, Inc. 11.250%, 08/01/2010	1,380,000	1,469,700

Saks, Inc. 9.875%, 10/01/2011	1,330,000	1,403,150

United Rentals, Inc., Series B 10.750%, 04/15/2008	1,500,000	1,590,000

		7,668,500

Semi-Conductors/ Instruments—2.3%

ASAT Finance LLC 12.500%, 11/01/2006	487,500	358,312

Knowles Electronics, Inc. 13.125%, 10/15/2009	1,000,000	535,000

On Semiconductor 12.000%, 05/15/2008†	1,000,000	725,000

Solectron Corporation 9.625%, 02/15/2009	1,130,000	1,118,700

		2,737,012

Telephones & Telecommunications—1.0%

Echostar DBS Corporation 10.375%, 10/01/2007	1,150,000	1,213,250

Trucking—3.2%

Collins & Aikman Products 10.750%, 12/31/2011	1,555,000	1,508,350

North American Van Lines 13.375%, 12/01/2009	1,230,000	1,162,350

Pacer International, Inc., Series B 11.750%, 06/01/2007	1,180,000	1,197,700

		3,868,400

Total Non-Convertible Bonds (cost $91,692,191)		82,446,380

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (continued)
	Number of	Market
	Shares/	Value
	Contracts	(Note 1)
PREFERRED STOCK—0.5%

Chemicals—0.2%

Rhone-Poulenc, Series A 8.125%	10,620	$272,934

Gas/Natural Gas—0.3%

Transcanad Pipeline 8.25%, 10/01/2047	14,905	384,549

Total Preferred Stock (cost $657,218)		657,483

Warrants—0.0%

Dayton Superior Corporation(a)(b)	1,500	600

NTELOS, Inc.(a)(c)	1,000	1,625

Pliant Corporation(a)(d)†	1,500	1,688

Total Warrants (cost $62,449)		3,913

Total Investments—136.2% (cost $174,561,324)		163,563,496

Covered Call Options Written—(0.8)%

ACE Limited Dec. 35 Call	(250)	(53,125)

Bank of America Corporation Dec. 75 Call	(80)	(1,600)

St. Paul Companies April 40 Call	(100)	(19,250)

Bristol-Myers Squibb Company Dec. 27.5 Call	(300)	(15,000)

Citigroup, Inc. Dec. 37.5 Call	(350)	(82,250)

Conocophillips Dec. 50 Call	(250)	(11,250)

E I Du Pont De Nemours Dec. 45 Call	(170)	(18,700)

Exelon Corporation Dec. 55 Call	(280)	(4,900)

Fannie Mae Dec. 65 Call	(300)	(37,500)

Fannie Mae Dec. 75 Call	(250)	(1,875)

Fleetboston Financial Corporation Dec. 22.5 Call	(266)	(130,340)

Fleetboston Financial Corporation Dec. 25 Call	(500)	(132,500)

General Motors Corporation Dec. 37.5 Call	(200)	(66,000)

Halliburton Company Jan. 15 Call	(150)	(97,500)

Halliburton Company Dec. 17.5 Call	(150)	(60,000)

Household International, Inc. Dec. 30 Call	(400)	(36,000)

International Paper Company Dec. 40 Call	(100)	(8,000)

Masco Corporation Jan. 20 Call	(300)	(39,000)

Morgan Stanley Jan. 45 Call	(100)	(28,500)

Occidental Petroleum Corporation Dec. 30 Call	(500)	(8,750)

Philip Morris Companies, Inc. Dec. 45 Call	(400)	—

Pitney Bowes, Inc. Dec. 35 Call	(350)	(35,000)

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)
		Market
		Value
	Contracts	(Note 1)

Covered Call Options Written (concluded)

PNC Financial Services Group Dec. 42.5 Call	(80)	$(6,800)

SBC Communications, Inc. Dec. 30 Call	(168)	(5,880)

Sears Roebuck & Co. Dec. 30 Call	(330)	(19,800)

		(919,520)

Total options (premium received $726,799)		(919,520)

Other Liabilities in Excess of Other Assets—(35.4%)		(42,557,829)

Net Assets—100%		$120,086,147

*	Real Estate Investment Trusts.
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, these securities amounted to $8,105,088 or 6.8% of net assets.

(a)	Non-income producing.

(b)	Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.

(c)	Each warrant entitles the holder to purchase 1.8 shares common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.

(d)	Each warrant entitles the holder to purchase 1.0 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.

(e)	Securities considered illiquid. Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of November 30, 2002 was $545,100.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2002

Assets:

Investments, at value (Cost $174,561,324) (Note 1)	$163,563,496

Cash and cash equivalents	2,455,656

Interest receivable	2,773,462

Receivable for securities sold	2,974,467

Dividends receivable	285,446

Prepaid expenses and other assets	26,806

Total assets	172,079,333

Liabilities:

Commercial paper (Note 4)	49,945,256

Distribution payable	199,672

Payable for securities purchased	690,406

Options written, at fair value (premiums received—$726,799) (Note 1)	919,520

Payable for investment management fees (Note 2)	115,844

Payable for administration fees (Note 2)	13,629

Accrued expenses and other liabilities	108,859

Total liabilities	51,993,186

Net Assets	$120,086,147

Net Assets Consist of:

Common Stock, $0.01 par value (authorized 100,000,000 shares)	160,727

Additional paid-in-capital	208,542,918

Distributions in excess of net investment income	(47,068)

Accumulated net realized losses on investments and options	(77,379,881)

Net unrealized depreciation on investments and options	(11,190,549)

Net Assets—100.0%	$120,086,147

Net Asset Value Per Share:

$120,086,147 ÷ 16,072,763 shares of Common Stock issued and outstanding	$7.47

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

NOVEMBER 30, 2002

Investment Income: (Note 1)

Interest	$10,952,709

Dividends	3,472,330

Total investment income	14,425,039

Expenses:

Investment management fees (Note 2)	1,849,898

Administration fees (Note 2)	269,124

Commercial paper fees	211,326

Professional fees	172,643

Printing and shareholder reports	110,533

Custodian fees	42,693

Registration fees	38,300

Transfer agent fees	33,850

Directors’ fees and expenses	17,209

Pricing fees	7,435

Other operating expenses	35,182

Total operating expenses	2,788,193

Interest expense	1,166,827

Total expenses	3,955,020

Less:

Investment management fees waived	(71,849)

Net expenses	3,883,171

Net Investment Income	10,541,868

Realized and Unrealized Gain (Loss) on Investments: (Note 1)

Net realized loss on investments	(32,558,701)

Net realized gain on call options written	3,208,389

Change in net unrealized appreciation on investments and options	8,318

Net realized and unrealized loss on investments and options	(29,341,994)

Net Decrease in Net Assets Resulting from Operations	$(18,800,126)

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED

NOVEMBER 30, 2002

Increase (Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received	$14,716,340

Operating expenses paid	(2,823,847)

Interest paid	(1,080,574)

Net proceeds from the sale of short-term portfolio investments	1,150

Purchase of long-term portfolio investments	(198,558,142)

Proceeds from sale of long-term portfolio investments	203,022,261

Net premiums received from written options transactions	4,476,968

Net cash provided from operating activities	19,754,156

Cash flows provided from (used for) financing activities:

Net cash used for from commercial paper issuance	(10,064,380)

Cash dividends paid to shareholders	(15,052,635)

Net cash used for financing activities	(25,117,015)

Net decrease in cash	(5,362,859)

Cash at beginning of year	7,818,515

Cash at end of year	$2,455,656

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities

Net decrease in net assets resulting from operations	$(18,800,126)

Accretion of Market Discount	(92,916)

Decrease in investments	17,042,512

Net realized loss on investments and options	29,350,312

Net change in unrealized appreciation on investments and options	(8,318)

Increase in receivable for securities sold	(1,964,467)

Decrease in interest and dividend receivable	384,217

Decrease in commercial paper discount	86,253

Decrease in other assets	16,001

Decrease in payable for securities purchased	(6,135,808)

Decrease in accrued expenses and other liabilities	(123,504)

Total adjustments	38,554,282

Net cash provided for operating activities	$19,754,156

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	November 30,

	2002	2001

Operations:

Net investment income	$10,541,868	$10,138,885

Net realized loss on investments	(32,558,701)	(28,648,512)

Net realized gain on call options written	3,208,389	6,740,135

Change in net unrealized appreciation on investments and options	8,318	22,056,666

Net increase (decrease) in net assets resulting from operations	(18,800,126)	10,287,174

Dividends and distributions to shareholders from:

Net investment income	(10,544,215)	(10,175,121)

Tax return of capital	(7,287,730)	(9,222,550)

Net decrease in net assets resulting from dividends and distributions	(17,831,945)	(19,397,671)

Capital Stock Transactions:

Reinvestment of dividends resulting in the issuance of Common Stock transactions	2,579,638	2,780,356

Net increase in net assets resulting from Common Stock transactions	2,579,638	2,780,356

Total decrease in net assets	(34,052,433)	(6,330,141)

Net Assets:

Beginning of year	154,138,580	160,468,721

End of year	$120,086,147	$154,138,580

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

FINANCIAL HIGHLIGHTS

	For the Year Ended
	November 30,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL	2002	2001	2000
STATEMENTS

Net asset value, beginning of period	$9.76	$10.33	$12.54

Income gain (loss) from investment operations: (1)

Net investment income	0.66	0.65	0.80

Net realized and unrealized gain (loss) on investment transactions	(1.83)	0.02	(1.77)

Total from investment operations	(1.17)	0.67	(0.97)

Less dividends and distributions:

Dividends from net investment income	(0.66)	(0.65)	(0.80)

Tax return of capital	(0.46)	(0.59)	(0.44)

Total dividends and distributions	(1.12)	(1.24)	(1.24)

Net asset value, end of period	$7.47	$9.76	$10.33

Market value, end of period	$7.27	$10.55	$9.56

Total return based on: (2)

Net asset value	(13.50)%	6.15%	(7.72)%

Market value	(22.12)%	23.95%	2.02%

Ratios and supplemental data: (3)

Net assets, end of period (000 omitted)	$120,086	$154,139	$160,469

Total expenses including waiver of fees	2.81%	2.62%	3.76%

Total expenses excluding waiver of fees	2.86%	—	—

Total operating expenses including waiver of fees (4)	1.81%	1.36%	1.66%

Total operating expenses excluding waiver of fees (4)	1.86%	—	—

Commercial paper expenses	1.00%	1.26%	2.10%

Net investment income including waiver of fees	7.64%	4.51%	6.51%

Portfolio turnover	102%	132%	161%

Leverage analysis:

Aggregate amount outstanding at end of period (000 omitted)	$50,000	$60,000	$60,000

Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$56,250	$59,690	$59,579

Asset coverage per $1,000 at end of period	$3,445	$3,703	$3,743

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund’s Shares.
(3)	Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)	Exclusive of commercial paper expenses.
Amounts designated as “—” are $0 or have been rounded to $0.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

		For the
		Period from
	For the	June 29,
	Year Ended	1998* to
	November 30,	November 30,
	1999	1998

Net asset value, beginning of period	$14.17	$14.96	†

Income gain (loss) from investment operations:

Net investment income (1)	0.88	0.40

Net realized and unrealized gain (loss) on investment transactions	(1.27)	(0.78)

Total from investment operations	(0.39)	(0.38)

Less dividends and distributions:

Dividends from net investment income	(0.86)	(0.41)

Distributions from realized short-term gains	(0.03)	—

Tax return of capital	(0.35)	—

Total dividends and distributions	(1.24)	(0.41)

Net asset value, end of period	$12.54	$14.17

Market value, end of period	$10.50	$14.19

Total return based on: (2)

Net asset value	(2.47)%	(2.48)%

Market value	(18.44)%	(2.62)%

Ratios and supplemental data: (3)

Net assets, end of period (000 omitted)	$194,859	$219,152

Total expenses	2.03%	1.32	%(5)

Total operating expenses (4)	1.35%	1.32	%(5)

Commercial paper expenses	0.68%	N/A

Net investment income	6.51%	6.99	%(5)

Portfolio turnover	119%	27%

Leverage analysis:

Aggregate amount outstanding at end of period (000 omitted)	$60,000	N/A

Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$59,689	N/A

Asset coverage per $1,000 at end of period	$4,378	N/A

*  Commencement of operations.

†	Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund’s Shares.
(3)	Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)	Exclusive of commercial paper expenses.
(5)	Annualized.
Amounts designated as “—” are $0 or have been rounded to $0.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the “Manager”). Investment operations commenced on June 29, 1998. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

Cash and Cash Equivalents: Idle cash is swept into a money market fund at PFPC Trust Company, the Fund’s custodian, and is classified as a cash and cash equivalent on the statement of assets and liabilities. Amounts so invested are generally available on the same business day.

Written Options: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

an option has no control over whether the underlying securities may be sold (call) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Dividends and Distributions: The Fund will declare and pay dividends to shareholders on a monthly basis. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund’s final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund’s assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder’s basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

Borrowings: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight line method.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

New Accounting Policies: As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount and amortizing premium on fixed income securities for financial reporting purposes. Prior to December 1, 2001, the Fund did not accrete market discount and amortize premium on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $141,438 increase in cost of securities and a corresponding $141,438 increase in net unrealized depreciation based on securities held by the Fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002, was to increase net investment income by $92,916; increase net unrealized depreciation by $64,047, and increase net realized losses by $28,869. The statement of changes in

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

net assets and financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the Fund, as presented on page 29, for the year ended November 30, 2002 was:

Impact of Adoption On
Ratio of Net Investment
Net	Realized and	Income to Average Net Assets
Investment	Unrealized
Income	Gains (Losses)	Before	After
Per Share	Per Share	Adoption	Adoption

0.01	(0.01)	7.57%	7.64%

Per share ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund’s portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” are the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund’s Managed Assets effective July 1, 2002. This waiver is voluntary and may be changed at any time.

Effective October 21, 2002, the Fund entered into an administration agreement with SEI Investments Global Fund Services (formerly SEI Investments Mutual Fund Services), “Administrator”. Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund’s Managed Assets (which include the weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock) according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

received by the Administrator from the Chartwell Large Cap Value and Chartwell Small Cap Value Funds. The Allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell Large Cap Value and Chartwell Small Cap Value Funds.

From December 1, 2001 through October 20, 2002, Princeton Administrators, L.P. (“Princeton”) received fees from the Fund for administrative services. The Fund paid Princeton a monthly fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an “affiliated person” as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the year ended November 30, 2002, the Fund incurred a legal expense of $92,063, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Note 3. Purchase and Sales of Investments

For the year ended November 30, 2002, purchases and sales of investments, excluding short-term investments, totaled $191,430,261 and $204,986,728, respectively.

The following table summarizes the Fund’s call options written for the year ended November 30, 2002.

	Number of
	Contracts	Premiums

Options outstanding November 30, 2001	5,070	$643,668

Options written	45,247	5,124,836

Options expired	(21,595)	(2,401,115)

Options exercised	(6,258)	(992,073)

Options closed	(16,140)	(1,648,517)

Options outstanding November 30, 2002	6,324	$726,799

Note 4. Commercial Paper

As of November 30, 2002, $50,000,000 of commercial paper was outstanding with an amortized cost of $49,945,256. The average discount rate of commercial paper outstanding at November 30, 2002 was 1.96%. The average daily balance of commercial paper outstanding for the year ended November 30, 2002 was $56,249,762 at a weighted average discount rate of 2.31%. The maximum face amount of commercial paper outstanding at any time during the year ended was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

balance. During the year ended November 30, 2002, there were no borrowings under this arrangement.

Note 5. Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,072,763 shares of common stock outstanding at November 30, 2002, the Manager owned 10,751 shares.

For the years ended November 30, 2002 and November 30, 2001 the Fund issued 275,201 and 260,491 shares respectively, in connection with the Fund’s dividend reinvestment plan.

Note 6. Market and Credit Risks

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody’s. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

Note 7. Federal Tax Information

It is the Fund’s intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. As of November 30, 2002, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

Undistributed Net	Accumulated	Additional
Investment Income	Realized Loss	Paid-in Capital

$7,345,679	$(57,950)	$(7,287,729)

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

As of November 30, 2002, the components of Accumulated Losses were as follows:

Capital loss carryforwards	$(74,836,018)
Post October losses	(230,595)
Net unrealized depreciation	(13,306,779)
Other temporary differences	(244,106)

Total accumulated losses	$(88,617,498)

The following summarizes the capital loss carryforwards as of November 30, 2002. These capital loss carryforwards are available to offset future gains.

Expiring in Fiscal Year	Amount

2007	$8,880,255
2008	9,509,213
2009	25,913,206
2010	30,533,344

Under the current tax law, capital and currency losses realized after October 31, 2002 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2002, the Fund elected to defer capital losses occurring between November 1, 2002 and November 30, 2002 in the amount of $230,595.

The tax character of dividends and distributions paid during the last two years were as follows:

	Ordinary	Return of
	Income	Capital	Total

2002	$10,544,215	$7,287,730	$17,831,945
2001	10,175,121	9,222,550	19,397,671

For Federal income tax purposes, the cost of securities owned at November 30, 2002, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and options, held by the Fund at November 30, 2002, were as follows:

Federal Tax Cost	$175,950,755

Gross unrealized appreciation	7,723,017

Gross unrealized depreciation	(21,029,796)

Net unrealized depreciation	$(13,306,779)

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Note 8. Subsequent Event

The Board of Directors of the Fund declared the following dividends:

Declaration Date	Ex-Date	Record Date	Payable Date	Dividend Rate

December 2, 2002	December 14, 2002	December 19, 2002	December 31, 2002	$0.0833
January 2, 2003	January 21, 2003	January 23, 2003	January 31, 2003	$0.0833

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Report of Independent Accountants

To the Board of Directors and Shareholders of

Chartwell Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 29, 1998 (commencement of operations) through November 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania

January 17, 2003

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC Inc., as agent for shareholders in administering the Plan (the “Plan Agent”). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the “ex-dividend” basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

Federal Tax Information (unaudited)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2002.

28.18% of the ordinary income distributions paid by the Fund during the year ended November 30, 2002 qualifies for the dividends received deduction for corporations.

Additional Information (unaudited)

During the period, there have been no material changes in the Fund’s investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund’s charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Effects of Leverage (unaudited)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through November 30, 2002, interest paid on the commercial paper ranged from 1.85% to 6.75%. As of November 30, 2002, the Fund had $20 million outstanding at 2.12% per annum maturing on December 3, 2002, and $30 million at 1.85% per annum maturing on January 6, 2003. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.51% to cover interest payments on the commercial paper.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio (net of expenses)	- 10.00%	- 5.00%	0.00%	5.00%	10.00%

Corresponding return to common stockholder	- 14.90%	- 7.81%	- 0.73%	6.35%	13.44%

Assumes $120 million assets attributable to common shareholders; $50 million aggregate leverage with an average interest rate of 1.75%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Director and Officer Information (unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors and the Fund’s officers appointed by the Board of Directors. The tables below present information about each director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each officer and director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

Directors of the Fund

				Number of
				Portfolios in
		Year Term		Fund Complex
Name, (Age) and	Position(s) Held with the Fund; Principal Occupations During Past Five	as a Director	Director	Overseen
Address of Director	Years; Other Directorships	Will Expire	Since	by Director

DISINTERESTED DIRECTORS

C. Warren Ormerod (66)	Director of the Fund; Chairman and Managing Director, NorthStar Asset Management (since 2000); Managing Partner, Stratton Management Company (1992-2000); Executive Vice President, Continental Bancorp (1968-1992).	Class I (2003)	2001	1

George W. Grosz (65)	Director of the Fund; Consultant (since 1996); President and CEO of Meridian Asset Management Co (1994-1996); Director, FBR Family of Funds (1998-2001); Director, FBR National Bank & Trust Company (since 2001); Director, Guardian Trust Company FSB (a wholly owned subsidiary of Guardian Life Insurance Company of America) (since 1999).	Class III (2005)	2000	1

Kenneth F. Herlihy (73)	Director of the Fund; Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.	Class I (2003)	1998	1

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

				Number of
				Portfolios in
		Year Term		Fund Complex
Name, (Age) and	Position(s) Held with the Fund; Principal Occupations During Past Five	as a Director	Director	Overseen
Address of Director	Years; Other Directorships	Will Expire	Since	by Director

INTERESTED DIRECTORS*

Winthrop S. Jessup (57)	Chairman of the Board, President and Director of the Fund (since 1998); Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); and various positions with Delaware Management Company, Inc. and certain affiliated companies, most recently the positions of Executive Vice President and Director (1977 to 1997); Director, Georgia Banking Company (since 1998).	Class III (2005)	1998	1

Bernard P. Schaffer (58)	Director and Vice President of the Fund (since 1998); Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997); Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1990 to 1997); Senior Vice President of Prudential Securities (1988 until 1990); and Associate Managing Director, Wertheim Schroder & Co. (1978-1988).	Class II (2004)	1998	1

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Officers of the Fund

Name, (Age)	Position(s) Held	Principal Occupation(s)
and Address of Officer	with the Fund†	During Past Five Years

Winthrop S. Jessup (57)	Chairman of the Board, President and Director (since 1998)	See biography above.

Bernard P. Schaffer (58)	Vice President and Director (since 1998)	See biography above.

Kevin A. Melich (60)	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1983 to 1987); and Vice President, A.B. Laffer Associates (economics consulting firm) (1981-1983).

Timothy J. Riddle (47)	Vice President and Treasurer (since 1998)	Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997); and Senior Vice President in Client Services for Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1986 to 1997).

G. Gregory Hagar (34)	Vice President (since 1998)	Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997); National Accounting and System Adviser of Commonwealth Land Title Insurance Company (1996-1997); and Supervisor of the Financial Services Group of Hemming Morse CPAs and Consultants (1992-1996).

Leslie M. Varrelman (43)	Vice President (since 1998)	Director of Fixed Income for Chartwell Investment Partners L.P. (since 1997); Vice President of Meridian Investment Company (1994-1997); and Vice President and Portfolio Manager of CoreStates Investment Advisers (1981-1994).

Michael P. Malloy (43) One Logan Square 18th and Cherry Streets Philadelphia, Pennsylvania 19103	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Name, (Age)	Position(s) Held	Principal Occupation(s)
and Address of Officer	with the Fund†	During Past Five Years

Maria E. Pollack (57)	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners L.P. (since 1997); and various positions with Delaware Investment Advisers, a division of Delaware Management Company, Inc., most recently the position of Assistant Vice President (1982 to 1997).

†	Each individual listed above has served as an officer of the Fund since its inception and was initially elected at the organizational meeting of the Board of Directors of the Fund on June 16, 1998.

CHARTWELL

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Chartwell Dividend and Income Fund, Inc.	November 30, 2002

Investment Manager

Chartwell Investment Partners, L.P.

1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

Administrator

SEI Investments Global Funds Services

Oaks, PA 19456

Custodian

PFPC Trust Company

Eastwick Center
800 Tinicum Blvd.
Philadelphia, PA 19153

Transfer Agent

PFPC Inc.

P.O. Box 43027
Providence, RI 02940-3027

Independent Accountants

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.